Acquisitions - Pro Forma Condensed Financial Information Table (details) (Anadarko-Operated Marcellus Interest [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Anadarko-Operated Marcellus Interest [Member]
Business Acquisition [Line Items]
Revenues	$ 1,031,017	$ 899,353
Net income	285,591	147,238
Net income attributable to Western Gas Partners, LP	$ 274,775	$ 132,348
Net income per common unit - basic and diluted	$ 1.82	$ 0.82